UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2014, the Board of Directors (the "Board") of Radisys Corporation, an Oregon corporation (the “Company”) approved an amendment to add a new Article IX (Forum for Adjudication of Disputes) to the Amended and Restated Bylaws of the Company. The new Article IX requires that, unless the Company consents in writing to the selection of an alternative forum, the Washington County Circuit Court located in Washington County, State of Oregon, will be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the Company or on its behalf, (b) any action asserting a claim of breach of any fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of the Oregon Business Corporation Act or the Articles of Incorporation or Amended and Restated Bylaws, as amended from time to time or (d) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of the Articles of Incorporation or Amended and Restated Bylaws, (or, if the Washington County Circuit Court does not have jurisdiction, then the U.S. District Court for the District of Oregon, Portland Division, shall be the sole and exclusive forum for such matters); and to provide that any person or entity acquiring any interest in shares of capital stock of the Company is deemed to have notice of and consented to the foregoing provision. The foregoing description of the amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment to Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 22, 2014, the Company held its Annual Meeting of Shareholders. All nominated directors were elected and the other proposed matters were approved. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 11, 2014, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes:

1.    Each of the six directors proposed by the Company was elected to serve for a term expiring at the Company's next annual meeting of shareholders and until their respective successors have been duly elected and qualified. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
C. Scott Gibson	25,464,707	433,449	7,974,545
Brian Bronson	25,554,903	343,253	7,974,545
Hubert de Pesquidoux	25,557,743	340,413	7,974,545
M. Niel Ransom	25,555,078	343,078	7,974,545
Lorene K. Steffes	25,551,522	346,634	7,974,545
Vincent H. Tobkin	25,554,954	343,202	7,974,545

2.    The shareholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
22,761,874	3,127,717	8,565	7,974,545

3.    The shareholders approved the proposal to ratify the audit committee's appointment of KPMG LLP as the Company's independent registered public accounting firm. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
33,710,916	160,733	1,052	N/A

4.    The shareholders approved the proposal to approve an amendment to the RadiSys Corporation 2007 Stock Plan. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
25,668,249	216,106	13,801	7,974,545

5.    The shareholders approved the terms of the performance goals established for the Radisys Corporation 2007 Stock Plan:

For	Against	Abstain	Broker Non-Votes
25,758,297	126,614	13,245	7,974,545

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
3.1	Amendment to Amended and Restated Bylaws of Radisys Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION

Date:	September 23, 2014	By:	/s/ Allen Muhich
		Name:	Allen Muhich
		Title:	Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to Amended and Restated Bylaws of Radisys Corporation.